Exhibit 10.11

DEERE & COMPANY

and

Stanadyne Corporation

LONG TERM AGREEMENT

Scope:	The scope of this agreement covers current products purchased from Stanadyne Corporation. The products in-scope are the current DB rotary mechanical products, fuel filtration products, standard and RSN pencil injection nozzles, DE10 pumps and the Series 250 Fuel Injection system.

Stanadyne has a proposal for delivering Tier II pumps that will meet Deere target costs. Should Stanadyne Corporation not be able to meet Deere program timing, technical performance, or customer requirements, the Tier II pumps will be considered out of scope of this LTA and also not be part of the business erosion clause.

I)	Recitals

A)	Business of DEERE & COMPANY. DEERE & COMPANY and its affiliated corporate entities own and operate various facilities throughout North America for the manufacturing and sale of machinery and equipment used in agriculture, construction, and commercial-residential lawn-garden care. For purposes of this Agreement, the term “North America” means the geographical territory encompassed by the United States, Mexico, and Canada.

B)	Business of Stanadyne Corporation. Stanadyne Corporation, a wholly owned subsidiary of Stanadyne Automotive Holding Corp., owns and operates design and manufacturing facilities for precision engine components including injection equipment and hydraulic lash compensating devices located in Windsor, Connecticut.

C)	Objectives. This Agreement covers the purchase of the items listed in the Appendix(ces) attached hereto and incorporated herein by reference (hereafter “Parts”) for use within Deere & Company’s “John Deere Power Systems” division. This Agreement and Appendices are valid regardless of location of manufacture of the Parts or the location of use of the Parts. The parties may amend this Agreement (including any Appendices) by mutual written agreement.

II)	Parties

A)	This LONG-TERM AGREEMENT (“Agreement”) is entered into and effective the first day of November 2001 by and between Stanadyne Corporation, a Delaware corporation with its principal place of business at Windsor, Connecticut, USA (“STANADYNE”) and Deere & Company (“DEERE”), a Delaware corporation with its principal place of business at Moline, Illinois, acting through its business unit:

John Deere Engine Works	Attachments: A
3801 West Ridgeway Avenue	B, D and G
P.O. Box 5100
Waterloo, Iowa 50704-5100
USA

B)	The following other corporations affiliated with DEERE can enter into this Agreement by issuing a purchase order for the Parts listed in the corresponding Appendix:

John Deere Construction & Forestry Equipment Company
Business Unit: John Deere Dubuque Works	Attachments: A, B, D
18600 South John Deere Road	and G
Dubuque, IA 52001-9757
USA

Usine de Saran	Attachments: A, C,
BP 13 – La Foulonnerie	E, and F
45401 – FLUERY-LES-AUBRAIS Cedex
FRANCE

[**]	Information redacted pursuant to request for confidential treatment.

Motores John Deere S.A. de C.V.	Attachments: A, B, D
Carretera A mieleras KM 6.5 S/N	and G
C.P. 27400
Torreon Coahuila Mexico

Industrias John Deere Argentina, S.A.	Attachments: A, B, D,
Casilla de Correo 80	and G
2000 Rosario
Sante Fe, Argentina

Funk Manufacturing Company	Attachments: A, B, D,
Hwy 169 N. Industrial Park	and G
P.O. Box 577
Coffeyville, KS 67337

REGEN Technologies	Attachments: A, D,
4500 Mustard Way	and G
Springfield, MO 65803

(individually a “DEERE AFFILIATE” and collectively the “DEERE AFFILIATES”). The terms of this Agreement shall apply to the purchase of Parts by any DEERE AFFILIATE unless the DEERE AFFILIATE and Stanadyne Corporation agree otherwise. The purchase order should reference this Agreement and will act as a signature of the DEERE AFFILIATE accepting the terms of this Agreement. By that the parties mean, the term “DEERE” shall apply to the “DEERE AFFILIATE” as to the sale itself (electronic data interchange, delivery, payment, quality, confidentiality, etc). DEERE shall retain primary responsibility for administering this Agreement (the “Achieving Excellence” provision, cost and price management, etc.).

C)	By mutual agreement of DEERE and Stanadyne Corporation, this Section may be amended to include other affiliated corporations and strategic business units of DEERE.

III)	Term

The initial term of this Agreement will be for the period beginning November 1, 2001 through and including October 31,2006. This agreement shall supercede all previous agreements. This agreement will not automatically be renewed, but may be renewed by mutual written agreement by the Parties.

IV)	General Business Issues

DEERE’s standard terms and conditions are described on the DEERE Purchase Order. Where the terms and conditions described on the DEERE Purchase Order conflict with the terms of this Agreement, the terms of this Agreement shall prevail. (The standard terms and conditions are described on the DEERE AFFILIATE’s purchase order. Where the terms and conditions described on the DEERE AFFILIATE’s Purchase Order conflict with the terms of this Agreement, the terms of this Agreement shall prevail.)

A)	[**]

B)	STANADYNE CORPORATION agrees to provide DEERE reasonable access to their facilities for observation of quality, manufacturing processes, and assessment of processes related to the production of Parts.

C)	It is agreed that no press release, public announcements, confirmation or other information regarding supply orders under this Agreement for the Parts, or the fact that negotiations for new Parts or increased quantities for existing orders are occurring, will be made by STANADYNE CORPORATION without the prior written approval of DEERE or DEERE without the prior written approval of STANADYNE CORPORATION.

[**]	Information redacted pursuant to request for confidential treatment.

D)	Either party may assign the rights and duties under this Agreement, either in whole or in part, only with the prior written consent of the other party.

E)	STANADYNE CORPORATION agrees to communicate and work together to send and receive all current and future Electronic Data Interchange (EDI) transactions deemed necessary by DEERE for both production and service Parts requirements.

F)	STANADYNE CORPORATION and DEERE agree that volumes are based on past usage and projected market forecasts. No minimum quantities of annual production of Parts or minimum purchase quantities are implied herein, and no penalties shall be imposed on DEERE for volumes of Parts actually ordered by DEERE below those quantities forecasted.

G)	STANADYNE CORPORATION will provide written notification one hundred eighty (180) days prior to any change in the manufacturing location for the Parts of this Agreement. Any change in manufacturing location will require a new PPAP for the Parts. STANADYNE CORPORATION agrees to cover all costs associated with the relocation and requalification process.

H)	The Parties must maintain new program schedules and target costs for new business activities including those that may be added to this agreement by mutual consent of the Parties. If Stanadyne fails to perform to the agreed schedules target costs, quality, and or delivery, Deere may, at its discretion, remove the affected products from within the scope of this agreement and or dual source components parts/production provided Deere did not contribute/cause to the failure. If Deere decides to remove products from the scope of this agreement due to Stanadyne’s failure to perform to the agreed schedules and target costs, quality, and or delivery, Stanadyne and Deere shall negotiate settlement for such failure.

V)	Achieving Excellence

STANADYNE CORPORATION will strive to meet or exceed all DEERE “Achieving Excellence” (or “AE”) requirements to reach and maintain “Partner” status. The AE criteria may be found under the John Deere Achieving Excellence web page.

VI)	Competitive Clause

In the spirit set forth in the recitals of this Agreement, the parties recognize that continuing to be competitive in price, performance, delivery, reliability, quality and technology is essential for this long-term association to exist. [**]

VII)	Payment

Payment terms shall be 30 days from Deere’s receipt of the material. Receipt and payment shall not constitute acceptance.

In the case of disputed invoices, Deere shall pay the amount not in dispute pursuant to the terms provided above. Deere shall not be obligated to pay the amount in dispute until the dispute is resolved. No late payment charges will be assessed against the amount in dispute during the period of the dispute.

Payment for, or passage of title to, Products shall not constitute acceptance thereof.

VIII)	Cost/Price Management

A)	[**]

1) [**]

2) We will discuss inflation in 2005.

3) [**]

4) Pricing with Terms and Conditions of sale and shipment are contained in Attachments A, B, C, D, E, F, and G

[**]	Information redacted pursuant to request for confidential treatment.

B)	The cost reduction activities will be tracked using the John Deere Cost Reduction Opportunity Process, JD CROP.

C)	[**] Part prices for items no longer in current production will be determined using current practices to include special packaging, reduced lot sizes, special delivery etc.

D)	STANADYNE CORPORATION agrees to participate in the John Deere Power Systems (“JDPS”) Supplier Development (“SD”) Team Program to reduce cost of products supplied to DEERE. If STANADYNE CORPORATION is in compliance with Section V, all SD Program reductions realized will be shared equally between DEERE and STANADYNE CORPORATION. If DEERE determines that STANADYNE CORPORATION is not globally competitive and therefore not in compliance with Section V, however, STANADYNE CORPORATION agrees to pass 100% of cost reductions realized to DEERE until such time as they are in compliance.

IX)	Tooling/Capital

A)	All tooling, jigs, fixtures and associated manufacturing equipment necessary for the successful production and testing of the Parts for which DEERE pays STANADYNE CORPORATION in full will remain the exclusive property of DEERE. STANADYNE CORPORATION assumes all liability for any loss, damage, and/or shortage for STANADYNE CORPORATION’s failure to return such property, including equipment, to DEERE upon request. STANADYNE CORPORATION shall promptly notify DEERE of any such loss, damage and/or shortage. Such tooling items must be identifiable or labeled as “Property of Deere”. Furthermore, all tooling owned by DEERE must be used exclusively for the manufacture of Parts for DEERE. STANADYNE CORPORATION will perform normal maintenance, at STANADYNE CORPORATION’s expense, for the duration of this Agreement.

B)	Tooling developed for the production of the Parts will conform to DEERE’s product development guidelines. It is expected that STANADYNE CORPORATION will exercise due care and judgment in the design, specification, and building, or supervision of building, of all tooling in such a way to maximize production efficiency and minimize cost. STANADYNE CORPORATION shall submit first piece inspection parts produced on the tooling in accordance with AIAG (Automotive Industry Action Group) Publication, Production Part Approval Process or other approved method, prior to DEERE making final payment for the tooling. DEERE will provide an approved purchase order before tooling production will begin. DEERE may, at its option; see detailed tooling documents, invoices, and/or tooling orders prior to issuing its approval for payment of tooling. If DEERE does not pay tooling costs, STANADYNE CORPORATION may choose to fully fund tooling, or tooling costs may be amortized as mutually agreed upon by both parties in writing. If STANADYNE CORPORATION pays for tooling and amortizes cost to DEERE, upon completion of amortization DEERE shall own the tooling. Such tooling shall be subject to the Master Bailment agreement attached at Appendix G if DEERE terminates the contract for breach before the completion of amortization, DEERE has the right to purchase tooling for the unamortized amount.

C)	Prices for new tools will have been negotiated between both parties before the time of the engineering release. STANADYNE CORPORATION will submit a Quote for all new tools.

X)	New Business

DEERE shall negotiate with STANADYNE CORPORATION in good faith with regard to placing new production business for DEERE with STANADYNE CORPORATION if, in DEERE’s opinion, STANADYNE CORPORATION is competitive in price, performance, program management, timing, delivery, reliability, technology, and quality with other manufacturers of any such Parts. Both DEERE and STANADYNE CORPORATION shall work together to develop target costs and establish the lowest possible cost of any new Parts. STANADYNE CORPORATION agrees to provide all price/cost submissions with full cost transparency throughout the iterative design process. The degree of detail will be negotiated between STANADYNE CORPORATION and DEERE. Tooling and production lead times shall also be specified in the quotation. Nothing in this Article shall be construed as an obligation on the part of DEERE

[**]	Information redacted pursuant to request for confidential treatment.

to develop or purchase any parts other than those Parts covered by this Agreement. STANADYNE CORPORATION will submit a complete John Deere Part Quotation form for all new and newly quoted parts.

XI)	Quality and Warranty

A)	STANADYNE CORPORATION agrees to maintain an acceptable quality system as defined by John Deere Standard G223, “Supplier Quality Manual”. Poor quality performance on the part of STANADYNE CORPORATION can be grounds for the withdrawal of products specified in this Agreement as previously outlined in Article V.

B)	DEERE will notify STANADYNE CORPORATION of any discrepant material. STANADYNE CORPORATION will instruct DEERE to scrap, rework, or return rejected materials. STANADYNE CORPORATION will be billed for the inbound freight, return freight, rework charges and/or scrap charges and any handling charges that apply, as applicable based on STANADYNE CORPORATION’s instructions. Prior to disposition, discrepant material will be available, for a reasonable time, for inspection and sorting by STANADYNE CORPORATION.

C)	The warranty for DEERE (and any participating DEERE AFFILIATE) is conveyed by Stanadyne’s Standard Warranty terms as attached in attachment K. In the event of STANADYNE CORPORATION’s Part failure due to a nonconformity that results in an extraordinarily high failure rate or that causes DEERE to issue an authorized field change or safety recall, STANADYNE CORPORATION will reimburse DEERE for reasonable administrative expenses mutually agreed on by both parties including, but not limited to, Parts Operations and Reliability and Quality expenses. Both parties agree and recognize that not all parts or product can be returned when requested. If the part cannot be returned, DEERE and STANADYNE will discuss in good faith the disposition and agree on settlement.

D)	If DEERE agrees to reimburse customer from Part failure due to defective material or workmanship beyond the standard warranty period in order to maintain good will and customer satisfaction, STANADYNE CORPORATION agrees to negotiate in good faith with DEERE regarding the reimbursement of DEERE for these expenses on a case-by-case basis.

XII)	Technical Support

A)	STANADYNE CORPORATION will provide at no additional cost to DEERE such design and design qualification assistance, manufacturing assistance, technical and field support as reasonably required by DEERE.

Any designs, patents or other proprietary information relating to a product developed under this Agreement shall be owned by:

DEERE, if conceived by DEERE personnel;

DEERE and STANADYNE CORPORATION jointly, if conceived by DEERE and STANADYNE CORPORATION personnel;

STANADYNE CORPORATION, if conceived by STANADYNE CORPORATION personnel.

B)	Each company reserves the right to apply for patents for items for which that company has rightful ownership. Prior notification of intent to apply for such patents must be given to the other party. For items of co-ownership, DEERE and STANADYNE CORPORATION will apply for patents jointly.

C)	If DEERE design inspires other patented design changes that allow STANADYNE CORPORATION an opportunity to sell product to competitors, royalties will be negotiated.

[**]	Information redacted pursuant to request for confidential treatment.

XIII)	Packaging

A)	STANADYNE CORPORATION shall deliver all Parts in packaging that complies with DEERE’s packaging specifications and other special packaging requirements. DEERE is responsible for conveying Part packaging specifications to STANADYNE CORPORATION.

B)	Returnable Containers: If DEERE requires returnable containers, container and transportation costs therefore will be negotiated in good faith between DEERE and STANADYNE CORPORATION. If DEERE and STANADYNE CORPORATION agree that returnable containers were not available when STANADYNE CORPORATION needed to ship product and STANADYNE CORPORATION ships in disposable packaging, DEERE agrees to pay the additional cost of this packaging and additional labor as negotiated.

XIV)	Service Parts Availability

A)	Upon termination or expiration of this Agreement, DEERE shall have the opportunity for a one-time buy of Parts by DEERE to fulfill such service and replacement requirements. DEERE and STANADYNE CORPORATION shall negotiate in good faith with respect thereto.

B)	STANADYNE CORPORATION will maintain the capability, including tool maintenance, to provide interchangeable parts and components for a period of no less than 15 years from the last date the production component is supplied to DEERE.

XV)	Reimbursement for Non-Performance by STANADYNE CORPORATION

A)	STANADYNE CORPORATION acknowledges that DEERE requires on-time delivery in order to operate its plants. The parties further acknowledge that the precise amount of damages which DEERE would sustain in the event STANADYNE CORPORATION were to fail to make timely or conforming deliveries of Parts would be difficult to determine. Therefore, the parties agree that STANADYNE CORPORATION shall be responsible for any and all damages resulting from STANADYNE CORPORATION’s failure to make timely or conforming deliveries of Parts, including, but not limited to, mutually agreed upon costs DEERE incurs for the correction of Parts with quality problems and mutually agreed upon costs DEERE incurs in connection with DEERE’s machining and/or assembly line downtime. STANADYNE CORPORATION will advise DEERE as soon as practical of any apparent imminent problem and the parties will mutually use their best efforts to avoid any actual machining and/or assembly line downtime. STANADYNE CORPORATION shall not be responsible for the above damages if such out-of-order (late) delivery or non-delivery results from a cause beyond STANADYNE CORPORATION’s reasonable control without fault or negligence, provided that STANADYNE CORPORATION has informed DEERE as soon as practical of the problem, except that it is expressly understood that a failure by STANADYNE CORPORATION to perform resulting from a strike, lockout or labor difficulty of STANADYNE CORPORATION shall not be excused and STANADYNE CORPORATION shall treat DEERE as a preferred customer and as such DEERE schedules are to be given priority.

B)	STANADYNE CORPORATION shall not be responsible for assembly line downtime charges for delinquent delivery resulting from schedule changes by DEERE’s unforeseen manufacturing difficulties.

C)	DEERE acknowledges the importance of providing quoted lead times to STANADYNE CORPORATION’s ability to provide on time delivery. STANADYNE CORPORATION will not be held responsible for meeting delivery dates on firm orders placed inside quoted lead times. DEERE will advise STANADYNE CORPORATION as soon as possible of any potential order cancellations within quoted lead times. The parties will mutually use their best efforts to avoid building any unnecessary inventory. DEERE will be responsible for finished products and raw castings that have already been manufactured or purchased to meet previous commitments. In the event of a sudden part cancellation, DEERE will be responsible for finished and raw Parts for no more than three (3) months past the final scheduled shipment date.

D)	STANADYNE CORPORATION shall promptly notify DEERE in writing of any anticipated labor dispute or labor shortage or any other labor performance interruption, and STANADYNE CORPORATION shall arrange for advance deliveries or warehousing, at DEERE’s option and at locations acceptable to DEERE, of a supply of Parts.

[**]	Information redacted pursuant to request for confidential treatment.

E)	STANADYNE CORPORATION agrees to use only freight carriers for finished product specified in writing by DEERE. DEERE must approve any other carriers used in writing prior to shipment. In emergency line down or flash order situations, STANADYNE CORPORATION has the authority to use alternate carriers to ensure timely shipment. Cost for alternate carriers are outlined in Item G of this Article.

F)	STANADYNE CORPORATION agrees to ship service Parts to DEERE normal distribution warehouse as required by DEERE’s distribution network.

G)	Premium freight costs will be administered in accordance with lead-time parameters. If DEERE does not provide appropriate lead times, any premium charges will be the responsibility of DEERE. DEERE and STANADYNE CORPORATION will negotiate premium freight charges as required. If appropriate lead-time is given by DEERE and there are no special circumstances, which delay deliveries, STANADYNE CORPORATION will pay the premium portion of the freight.

XVI)	NAFTA

If the Part qualifies for the North American Free Trade Agreement (NAFTA) preferences, STANADYNE CORPORATION will provide annually to DEERE, by the requested due date, an accurate and complete North American Free Trade Agreement (NAFTA) Certificate of Origin. The NAFTA Certificate of Origin must be completed in accordance with regulations published by the U.S. department of Treasury in the Federal Register on December 30, 1993, pages 69460 through 69565, and any amendments thereto and in accordance with instructions issued annually to the STANADYNE CORPORATION by DEERE.

XVII)	Confidential Information

A)	During this Agreement, each party may disclose to the other certain confidential information relating to the Part(s), the application of the Part(s) by DEERE, and business information and marketing plans of either party. Any such information that is marked or otherwise clearly identified at the time of disclosure as “confidential” or “proprietary” shall be considered as Confidential Information for purposes of this Agreement, provided that, if the information is disclosed orally, a writing identified as “confidential” or “proprietary” and summarizing the Confidential Information will be provided within thirty (30) days after disclosure. During the term of this Agreement and for a period of five (5) years after the expiration or termination of this Agreement, the receiving party will use its best efforts to prevent the disclosure of such Confidential Information to third parties and will not use such Confidential Information for any purpose other than to effectuate the provisions of this Agreement. “Best Efforts” with respect to any Confidential Information means at least that degree of care normally used by the receiving party to prevent disclosure to others of its own confidential information of similar importance, but in no case less than a reasonable degree of care. Notwithstanding the foregoing, STANADYNE CORPORATION and DEERE agree that Confidential Information shall not include any information which: (a) is or becomes publicly known through no wrongful act on the receiving party’s part; or (b) is, at the time of disclosure under this Agreement, already known to the receiving party without restriction on disclosure; or (c) is, or subsequently becomes, rightfully and without breach of this Agreement, in the receiving party’s possession without any obligation restricting disclosure; or (d) is independently developed by the receiving party without reference to or use of the Confidential information; or (e) disclosed pursuant to an order of any governmental or judicial authority, after prior notice to the disclosing party respecting such order, and affording the disclosing party reasonable cooperation respecting any objections by the disclosing party to the request for disclosure, including a reasonable opportunity for the disclosing party to obtain a protective order in respect of the Confidential Information at the expense of the disclosing party.

B)

Upon request of the disclosing party at any time, the recipient agrees to return to the disclosing party or destroy all materials in its possession or control which contain Confidential Information of the disclosing party, including, without limitation, documents, drawings, CAD drawings, computer media, models, prototypes, sketches, designs, and lists furnished by the disclosing party or accessed by the recipient, including copies thereof made by the recipient, and to delete from its computers any software, data files, or CAD files

[**]	Information redacted pursuant to request for confidential treatment.

containing Confidential Information furnished by the disclosing party. If materials are destroyed, an officer of the recipient shall identify such materials to the disclosing party and certify that their destruction has been completed. Notwithstanding the foregoing, each party shall be entitled to maintain one archival copy of the Confidential Information within its Law Department or at the office of its General Counsel, such archival copy to be used solely in connection with resolving claims or disputes between the parties relating to this Agreement.

C)	This Article, Confidential Information, shall survive the termination or expiration of this Agreement.

XVIII)	Patent, Copyright and Trade Secret Indemnity

STANADYNE CORPORATION agrees to defend, at its expense, any claim or suit against DEERE, its officers, directors, employees, agents, successors assigns, and customers, based on an assertion or claim that a Part(s) furnished by STANADYNE CORPORATION to DEERE hereunder or the use or sale by DEERE or its customers in the manner contemplated by this Agreement infringes any patent or copyright or is a wrongful use of third-party trade secret or proprietary information, and further agrees to indemnify and hold DEERE harmless from any cost and expenses, including attorneys’ fees, settlements associated with said claim or suit, or any damages, including attorney’s fees or costs, finally awarded in any such suit, provided that STANADYNE CORPORATION’s request and expense, is given control of the defense to such claim or suit and all reasonable assistance for the defense of same. If the use or sale of a Part(s) furnished hereunder is enjoined as a result of such suit, STANADYNE CORPORATION, at its option and at no expense to DEERE, shall obtain for DEERE and its customers the right to use and sell the Part(s) or shall substitute an equivalent Part(s) acceptable to DEERE and extend this indemnity thereto. This indemnity does not extend to any claim or suit based on any infringement of a patent by the combination of Part(s) furnished by STANADYNE CORPORATION with other components added thereto by DEERE, except when the Part(s) is a material part of the invention of an asserted patent and the components furnished by DEERE to complete the claimed combination, such as an engine, sensor, or vehicle frame, are not novel. This indemnity does not extend to any infringement or alleged infringement arising solely out of STANADYNE CORPORATION’s compliance with DEERE-required specifications, designs, or instructions that (i) are created solely by DEERE and (ii) are thereafter furnished to STANADYNE CORPORATION in writing.

XIX)	Insurance

You agree to procure and maintain from insurers with a current A.M. Best’s rating of A- with a financial size of no less than Class VIII PRODUCT LIABILITY insurance in the forms and amounts of coverage set forth HEREIN.

You agree to include specifically:

“Deere & Company, all wholly-owned subsidiaries of Deere & Company, and all of the following entities where Deere and Company has ownership of 50% or greater limited corporations, joint ventures, partnerships, or other entities directly or indirectly controlled by Deere & Company or one of its wholly-owned subsidiaries”

as “Additional Insured” under A POLICY OR POLICIES OF PRODUCT LIABILITY INSURANCE PROVIDING US$[**] LIMITS OF LIABILITY FOR EACH OCCURRENCE AND IN THE AGGREGATE FOR INJURY, LOSS OF DAMAGE OF ANY KIND CLAIMED BY A THIRD PARTY CAUSED BY OR ARISING FROM OR ALLEGED TO HAVE BEEN CAUSED BY PARTS PROVIDED BY STANADYNE CORPORATION UNDER THIS AGREEMENT.

You also agree that:

•	All deductibles or self-insured retentions are your sole responsibility

[**]	Information redacted pursuant to request for confidential treatment.

•	POLICY OR POLICIES OF INSURANCE SHALL HAVE A WORLD WIDE TERRITORY, PROVIDING COVERAGE FOR ACCIDENTS WHICH HAPPEN, CLAIMS MADE, OR LITIGATION FILED ANYWHERE IN THE WORLD.

•	Each policy will contain a “severability of interests” clause;

•

All certificates will include a clause obligating the insurer(s) to give us not less than 30 days prior written notice of any material change in, cancellation of, or intent not to renew the insurance (this should be sent to the person designated in the “Notices” Section unless we designate someone else);

•

These insurance requirements will remain in full force and effect for ten years after the term of this Agreement ends (this obligation to survive termination, expiration or cancellation of this Agreement); and

•

You will provide to us promptly after the Effective Date, and upon renewal of your insurance coverage, acceptable certificates of insurance as evidence of the specified forms, endorsements, and amount of insurance as detailed above are in force (this should be sent to the person designated in the “Notices” Section unless we designate someone else).

The insurance obligations imposed by this Section are separate and distinct from any indemnification of obligations imposed by this Agreement. You agree that your carrying insurance as required in this Agreement shall in no way be interpreted as relieving you of any indemnification obligation in this Agreement.

XX)	Termination

A)	Any termination or expiration of all or part of this Agreement shall not relieve either party of obligations incurred pursuant to and during the term of this Agreement, including but not limited to the warranty provisions set forth in Article IX hereof, the indemnification provisions set forth in Article XVIII hereof, and the “Confidential Information” provisions set forth in Article XVII hereof.

B)	Termination for Default: At any time during the term of this Agreement should either party default in performing any of its material obligations hereunder, the other party may give written notice of default giving the full details thereof. If the defaulting party fails within thirty (30) days of the receipt of written notice of default to cure the default, then the non-defaulting party shall have the right to terminate this Agreement with regard to the particular Part materially affected by the default, or if the default materially affects all Parts, the non-defaulting party shall have the right to terminate this Agreement in its entirety. The non-defaulting party shall give the other party thirty (30) days written notice from the determination of the failure to cure the default, whereupon the termination shall be effective.

C)	Termination for Insolvency: If either party is adjudicated as bankrupt or files a voluntary petition in bankruptcy, then, in accordance with applicable law, the other party shall have the right to terminate this Agreement by giving such financially distressed party thirty (30) days written notice, whereupon this Agreement shall automatically terminate.

D)	Termination for Quality: DEERE may terminate this Agreement with regard to Parts if quality is inadequate in accordance with the terms of Article XI hereof.

E)	Termination for Failure to Remain Competitive: DEERE may terminate this Agreement with regard to non-competitive Part in accordance with the terms of Article V hereof.

F)	If Force Majeure delays delivery of Parts past thirty (30) days, DEERE may terminate this Agreement in whole or in part without penalty upon written notice to STANADYNE CORPORATION.

G)	In the event this agreement is terminated by DEERE for convenience, the cost associated with such termination will not exceed the following levels unless authorized by DEERE:

1)	DEERE agrees to pay for a maximum of four (4) months of total inventory based on DEERE’s latest forecast. Finished Parts and work in process will not exceed a total of three (3) months of the four months. DEERE agrees to pay the cost of work performed. For the remaining inventory DEERE agrees to pay the actual cost of raw material.

[**]	Information redacted pursuant to request for confidential treatment.

H)	In the event this Agreement is terminated by STANADYNE CORPORATION with cause or for its convenience after the Parts are in production, STANADYNE CORPORATION shall give DEERE one hundred eighty (180) days written notice, and STANADYNE CORPORATION shall be solely responsible for the liquidation of all raw materials and components.

XXI)	Miscellaneous

A)	Failure, delay, or forbearance of either party to insist on strict performance of the terms and provisions of this Agreement or to exercise any right or remedy, shall not be construed as a waiver thereof. Express waiver in one or more instances shall not waive subsequent strict performance.

C)	Inaction by Deere for failure to notify Stanadyne of any means of breach does not exemplify the breach.

Each of the parties hereto is acting as an independent contractor, and this Agreement shall not be interpreted as creating a partnership, joint venture, or the relationship of principal and agent between the parties.

D)	The captions contained in this Agreement are for conveniences only and shall not affect the construction or interpretation of any provisions of this Agreement.

E)	All notices required or sent under this Agreement shall be considered properly served if the following steps are taken. Notices must be sent to the person(s) at the address(es) listed on the page two. (If more than one Deere corporation or SBU is listed on the first page, you need notify only the facility receiving the goods and/or services discussed in the Notice.) Notices must be sent by: (I) hand delivery with written acknowledgement of receipt; (ii) facsimile with a follow up copy sent by registered U.S. mail, return receipt requested; or (iii) registered U.S. mail, return receipt requested. Notices sent in this manner shall be effective upon actual receipt, except notices sent by registered U.S. mail only shall be effective five business days after the postmark. Any party may, at any time, change its address for notices by giving the other party (ies) a notice as outlined above.

XXII)	Governing Law and Arbitration

A)	Binding Effect, Assignment. The rights and obligations in this Agreement are binding upon the parties and their successors and assigns, and are not assignable by either party without the prior written consent of the other party. Any assignment without such consent shall have no effect. No assignment shall relieve the assigning party of its obligations under this Agreement.

B)	Choice of Law. This Agreement shall be governed by the internal laws of the State of Illinois, without regard to conflict of law rules or provisions thereof. The application of the United Nations Convention on Contracts for the International Sale of Goods is hereby specifically excluded from this agreement.

C)	Severability. If any provision of this Agreement is, becomes, or is deemed invalid, illegal, or unenforceable by a competent court in any jurisdiction, or is stricken or materially amended by the action of any competent authority, including but not limited to the governments of the United States of America, Mexico and Canada, and such action has become final, such provision will be deemed amended, for such jurisdiction only, to the extent necessary to conform to applicable laws, and in a manner which preserves to the maximum extent possible the original objectives of this Agreement, so as to be valid and enforceable therein without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction.

D)	No Waiver. The failure of either party to enforce any provision of this Agreement, or to exercise any right or to prosecute any default, shall neither be considered a waiver of that provision or right nor bar prosecution of that default.

[**]	Information redacted pursuant to request for confidential treatment.

E)	Construction. The parties arrived at the terms and conditions in this Agreement after mutual negotiation. The parties intend, therefore, that these terms and conditions not be construed against any party merely because they were prepared by one of the parties.

F)	Limitation of Damages. Except as expressly stated in this Agreement, no remedy provided herein shall be deemed exclusive of any other remedy allowed by law, and there shall be no limitations on any damages that are allowed by law.

G)	Resolution of Disputes.

1)	The parties shall attempt in good faith to resolve any controversy, claim or dispute of whatever nature arising out of or relating to this Agreement or the breach, termination, enforceability or validity thereof (a “DISPUTE”) promptly by negotiation between executives or managers who have authority to settle the DISPUTE, and who are at a higher level of management than the persons who have direct responsibility for the administration of this Agreement.

2)	Arbitration. Any DISPUTE, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or validity thereof, which cannot be amicably resolved by the parties within thirty (30) days after the receipt by one party of written notice from the other party that such a controversy or claim exists shall be settled by final and binding arbitration conducted in the English Language in Chicago, Illinois in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules. Relevant documents in other languages shall be translated into English if the arbitrators so direct. In arriving at their award, the arbitrators shall make every effort to find a solution to the dispute in the provisions of the Agreement and shall give full effect to all the parties thereof.

3)	Discovery. The parties agree that after either has fielded a Notice of Demand for arbitration of any dispute subject to arbitration under this Agreement, they shall, upon request, make discovery and disclosure of all materials relevant to the subject of the dispute. The arbitrators shall make the final determination as to any discovery disputes between the parties. Examination of witnesses by the parties and by the arbitrators shall be permitted. A written transcript of the hearing shall be made and furnished to the parties. The cost of this transcript shall be borne equally by the parties.

4)	Arbitration Award. The arbitrators shall state the reasons upon which the award is based. The parties agree that the award of the arbitral tribunal (the “Arbitration Award”) shall be: (a) conclusive, final, and binding upon the parties; and (b) the sole and exclusive remedy between the parties regarding any and all claims and counterclaims presented to the arbitral tribunal.

5)	Waiver and Enforceability of Arbitration. The parties further agree: (a) that their mutual decision to resolve their disputes by arbitration as provided in this Agreement is an explicit waiver of immunity against enforcement and execution of the Arbitration Award and any judgement thereon; and (b) that the Arbitration Award and any judgement thereon, if unsatisfied, may be entered in and shall be enforceable by the courts of any nation having jurisdiction over the person or property of the party against whom the Arbitration Award has been rendered.

6)	Amount, Interest, and Expenses. The Arbitration Award shall be made and shall be payable in U.S. Dollars only, free of any tax or any other deduction. The Arbitration Award shall include interest, at a rate determined as appropriate by the arbitrators, from the date of any breach or other violation of this Agreement to the date when the Arbitration Award is paid in full. The Arbitration Award shall also include the fixing of the expense of the arbitration and the assessment of the same as is appropriate in the opinion of the arbitrators, against one or both parties hereto. Each party shall otherwise bear its cost for its respective legal fees, witnesses, depositions, and other out-of-pocket expenses incurred in the course of the arbitration.

7)	Enforcement Expenses. In the event either party to the Agreement commences legal proceedings to enforce the Arbitration Award, the expense of such proceedings (including reasonable attorneys’ fees and costs of court) shall be borne by the Party not prevailing therein.

[**]	Information redacted pursuant to request for confidential treatment.

8)	Validity. The Validity of this Item G of Article XXI shall be governed by the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards (done at New York, June 10, 1958), to which the United States of America and Mexico are both parties.

H)	Compliance with Applicable Laws. The parties shall at all times conduct their activities hereunder in compliance with all applicable laws, rules, and regulations of the United States of America and Mexico.

[**]	Information redacted pursuant to request for confidential treatment.

Authorization for Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized representatives, as of the date indicated below each signature.

/s/ William D. Gurley	/s/ Craig C. Jenson

STANADYNE CORPORATION	Craig C. Jenson
Global Commodity Manager

/s/ Philip A. Mulvey

Philip A. Mulvey
Director Supply Management

DEERE AND COMPANY,
acting through
JOHN DEERE ENGINE WORKS

Dated:	December 14, 2001	Dated:	December 11, 2001

[**]	Information redacted pursuant to request for confidential treatment.

Master Bailment Agreement

This Master Bailment Agreement (“AGREEMENT”) is entered into as of the              day of                                     ,              (the “EFFECTIVE DATE”) by and between:

“You” (Supplier):	and	“Us” (Deere), listed by corporation and, as applicable, strategic business unit (“SBU”):

Name of Supplier:

Address:		Corporation: SBU(s) (if applicable): Address:

Attention (Name and Title):		Attention (Name and Title):

Telephone: Fax:		Telephone: Fax:

(If one or more SBUs are listed with a corporation, this Agreement applies only to the SBU(s) listed and not to that corporation’s other SBUs.)

1. DEFINITION OF “PROPERTY”

For purposes of this Agreement, the term “PROPERTY” means any item(s) of tangible property (including, without limitation, tooling, dies, jigs, machinery, equipment, goods, parts, components, assemblies, products, raw materials, scrap materials and other materials) that we own and entrust to you under this Agreement, including, without limitation: (i) the items listed in ATTACHMENT A to this Agreement (which may be revised from time to time); (ii) items that we deliver (or arrange to be delivered) to your premises after the Effective Date; and (iii) items that we pay for per an invoice after the Effective Date.

2. BAILMENT

We agree you can possess and use the Property subject to the terms and conditions in this Agreement.

3. TERM

This Agreement shall remain in effect for as long as any item of Property is in your possession. This Agreement can be terminated in writing by mutual agreement of all parties.

4. OWNERSHIP

You acknowledge that we have title to, and ownership in, the Property, and that your use and possession of it is by virtue of this Agreement. You agree not to: (i) do anything that is inconsistent with our ownership in the Property; (ii) sell, assign, mortgage, pledge, grant a security interest in, or otherwise encumber the Property, or permit it to be subject to any lien or other legal process; (iii) claim any lien on or against the Property that may be available to you under applicable law; or (iv) loan, rent or exchange any Property, permit other parties to use or possess any Property, or transfer any Property to another location without our prior written approval. You agree, at our request, to execute (and permit us to file) a Uniform Commercial Code financing statement describing the Property and confirming our ownership of it and rights to it.

5. SECURITY INTEREST

In the event a court of competent jurisdiction determines we have not retained ownership of any item(s) of Property, you hereby agree to be deemed to have granted us a security interest giving us all the rights of a secured creditor as to such item(s) under the Uniform Commercial Code as in effect in that jurisdiction.

[**]	Information redacted pursuant to request for confidential treatment.

6. USE OF THE PROPERTY

You agree to use the Property for the sole purpose of performing your contractual obligations to us. You agree not to use it for any other purpose (including, without limitation, producing or manufacturing goods for sale to a third party) without our express written approval, which approval we may grant or withhold in our sole and absolute discretion.

7. MAINTENANCE

You agree to keep operational Property (machinery, equipment, tooling, etc.) at your premises in good and efficient working order during its normal life by performing normal maintenance and repairs at your expense. You agree to follow the specifications and recommended procedures contained in the manufacturer’s operator’s manuals, guides and schedules (if any) provided with such Property. If we specify or approve certain repair parts, you agree to use only those parts. You agree to notify us promptly in writing if an item of such Property requires replacement or major repair, and to obtain our prior written approval before undertaking any replacement or major repair. We agree to pay for approved replacements and major repairs; however, you agree to pay for replacements and major repairs made necessary by your failure to perform normal maintenance and repairs.

8. MARKING

At our request, you agree to stamp, tag or otherwise mark the Property with our name and/or logo as indicia of our ownership. You agree not to remove these indicia of ownership. You agree to segregate and store inventory Property (goods, parts, raw materials, etc.) in a specifically designated area at your premises except for when you are using such Property to perform contractual obligations to us.

9. ACCESS

You agree that we can enter your premises during normal business hours for purposes of inspecting and inventorying the Property.

10. RETURN OF PROPERTY

We may at any time for any reason demand your return of any or all items of Property upon giving oral or written notice to you. Promptly after receiving such a demand, you agree to ready the items for removal from your premises. We agree to bear the cost of removal and relocation. You agree we can enter your premises during normal business hours for the purpose of coordinating these activities, and agree to cooperate fully with us in this regard. We agree to take reasonable steps to ensure that these activities do not interfere with your normal business operations. You agree that any claims you might have relating to the parties’ underlying contract(s) for goods or services are separate from our right to retrieve Property under this Agreement. You hereby waive any possessory or lien rights to the Property.

11. WAIVER OF AUTOMATIC STAY

You agree that in the event a bankruptcy petition under the Bankruptcy Code is filed by or against you at any time after the Effective Date, we will be entitled (upon the filing of an appropriate motion) to the immediate entry of an order from the Bankruptcy Court granting us complete relief from the automatic stay imposed under the Bankruptcy Code to permit us to exercise our right to remove Property from your facility. You hereby consent and agree that: (i) upon our filing such a motion, we shall be entitled to relief from the automatic stay without the necessity of a hearing and without having to prove the value of the Property, the lack of adequate protection of our interest in the Property or the lack of your equity in the Property; (ii) the lifting of the automatic stay shall be deemed to be “for cause”; and (iii) you will not directly or indirectly oppose or otherwise defend against our efforts to gain relief from the automatic stay. The remedies in this Section are not intended to preclude you from filing for protection under any chapter of the Bankruptcy Code. These remedies are not exclusive and shall not limit our rights under this Agreement or under any applicable law.

12. RISK OF LOSS; INSURANCE

You agree to bear the risk of loss of Property at your premises, although we agree you are not responsible for ordinary wear and tear. You agree to maintain insurance in commercially reasonable forms and amounts and (at our request) to have us named as an “additional insured”. You also agree to provide at our request documentation that evidences your compliance with these obligations.

[**]	Information redacted pursuant to request for confidential treatment.

13. DISCLAIMER; LIABILITY LIMITATION

EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, WE MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. We make the foregoing disclaimer and limitation of liability on our behalf and the behalf of all third parties. In no event shall we be liable to you or any third party for, nor shall the measure of damages include, any amounts for loss of income, profit or savings, or indirect, special, incidental, consequential, exemplary or punitive damages for any reason and upon any cause of action, whether sounding in tort, contract or any other legal theory, even if we have been advised of the possibility of such damages, in connection with your use of the Property.

14. INDEMNIFICATION

You agree to protect, defend, hold harmless and indemnify us and our officers, directors, employees, agents, successors and assigns, from and against all demands, claims, suits, allegations, judgments, liability and expense of any nature whatsoever (including reasonable attorneys’ and expert witness fees) arising out of, or incurred in connection with, your possession, use, repair or maintenance of the Property, except to the extent such claim arose solely from: (i) our breach of this Agreement; (ii) grossly negligent or intentional acts or omissions on our part; or (iii) our failure to approve a replacement or major repair after you identified a need for it per the “MAINTENANCE” Section of this Agreement.

15. OTHER PROVISIONS

COUNTERPARTS. The original signature of each party need not be on the same signature page(s). This Agreement is binding when each party has provided an original signed Agreement (a counterpart) to the other party(ies). A facsimile of a signature shall be effective as an original signature.

ENTIRE AGREEMENT. This Agreement is the entire understanding and agreement between the parties as to its subject matter, and completely overrides (supercedes) all previous understandings, agreements, communications and representations, whether written or oral. While business forms (such as purchase orders and acknowledgment forms) may be used for administrative convenience, the boilerplate (standard terms and conditions) on those forms do not form any part of this Agreement, except to the extent this Agreement expressly provides otherwise.

AMENDMENT. Changes to this Agreement must be in writing and signed by the parties.

ASSIGNMENT. You agree not to assign any rights, delegate any duties or subcontract any work under this Agreement without our prior written consent (which consent we may grant or withhold in our sole and absolute discretion), and that any attempt to do so shall be void and have no effect.

NOTICES. All notices required or sent under this Agreement shall be considered properly served if the following steps are taken. Notices must be sent to the person(s) at the address(es) listed on the first page. (If more than one Deere corporation or SBU is listed on the first page, you need notify only the owner(s) of the items of Property discussed in the Notice.) Notices must be sent by: (i) hand delivery with written acknowledgement of receipt; (ii) facsimile with a follow up copy sent by registered U.S. mail, return receipt requested; or (iii) registered U.S. mail, return receipt requested. Notices sent in this manner shall be effective upon actual receipt, except notices sent by registered U.S. mail only shall be effective five business days after the postmark. Any party may, at any time, change its address for notices by giving the other party(ies) a notice as outlined above.

GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the state where the Property is located, without regard to that state’s rules concerning conflict of laws. IT IS ALSO AGREED THAT IN ANY LEGAL PROCEEDING THAT INVOLVES A DISPUTE, A JUDGE (RATHER THAN A JURY) WILL DECIDE THE DISPUTE.

[**]	Information redacted pursuant to request for confidential treatment.

REMEDIES. The parties agree that no remedy in this Agreement is exclusive of any other remedy allowed by law, and the assertion of any right or remedy shall not preclude the assertion of other rights or remedies.

NO WAIVER. The failure of a party to enforce a provision, exercise a right or pursue a default of this Agreement shall not be considered a waiver. The express waiver of a provision shall be effective only in the specific instance, and as to the specific purpose, for which it was given.

SEVERABILITY. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating or affecting the remaining provisions.

CAPTIONS. The captions contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

CONSTRUCTION. The parties arrived at the provisions in this Agreement after negotiation. If anything in this Agreement proves to be unclear or capable of being interpreted in different ways, the disputed term or condition shall not be construed against one party merely because it was drafted by that party.

SURVIVAL. This “OTHER PROVISIONS” Section shall survive termination, cancellation or expiration of this Agreement.

16. SIGNATURES

THIS AGREEMENT HAS BEEN SIGNED BY THE PARTIES OR THEIR DULY AUTHORIZED REPRESENTATIVES TO BECOME EFFECTIVE AS OF THE DATE REFERENCED ON THE FIRST PAGE.

[**]	Information redacted pursuant to request for confidential treatment.

YOUR SIGNATURE(S):		OUR SIGNATURE(S):

/s/ William D. Gurley			/s/ Craig C. Jensen

By:	William D. Gurley	By:	Craig C. Jensen

Printed/Typed Name:		Printed/Typed Name:

Title:	President & CEO	Title:	Global Commodity Manager

Date:	December 14, 2001	Date:	December 13, 2001

[**]	Information redacted pursuant to request for confidential treatment.

MASTER BAILMENT AGREEMENT—ATTACHMENT A

(LIST OF “PROPERTY” CURRENT AS OF                         )

[**]	Information redacted pursuant to request for confidential treatment.

FIRST AMENDMENT TO

DEERE & COMPANY/STANADYNE CORPORATION

LONG TERM AGREEMENT

This First Amendment (the “First Amendment”) to the Deere & Company/Stanadyne Corporation Long Term Agreement executed on 1 November 2001 is effective as of 26 October 2006 (the “First Amendment Effective Date”) and entered into by and between Deere and Company (“Deere”), a Delaware corporation with its principal place of business at One John Deere Place, Moline, Illinois 61265, and Stanadyne Corporation, (“Stanadyne”), a Delaware corporation with its principal place of business at 92 Deerfield Road, Windsor, Connecticut, 06095.

RECITALS

WHEREAS Deere and Stanadyne desire to continue to do business together;

WHEREAS the current long term agreement is scheduled to expire on 31 October 2006, and the parties desire to extend the agreement to facilitate negotiations of a new long-term agreement;

WHEREAS Deere and Stanadyne acknowledge the need for continued negotiations of an outstanding Product Improvement Plan for the Series 250 IFS Spring, which is not subject to the terms and conditions of this amendment;

WHEREAS, Stanadyne seeks to limit their Product Improvement Program Liability;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. The foregoing recitals are acknowledged and agreed to be true and correct, and are incorporated herein as substantive provisions hereof.

2. The following provision is an addendum to Article III Term of the long term agreement:

The term of this agreement shall be extended for the period of 1 November 2006 to 1 December 2006. The parties agree that any new long term agreement entered into by the parties shall be retroactive to 1 November 2006, including, without limitation, Pricing.

3. The following provision replaces Article XI Quality and Warranty, Section C of the long term agreement:

The warranty for Deere (and any participating Deere Affiliate) is conveyed by Stanadyne’s Standard Warranty terms as attached in Attachment K. In the event that any problem with the PRODUCT(S) (defined as products supplied to Deere under this agreement, including fuel pumps, injectors, IFS and filter products), as a result of a NONCONFORMITY in the PRODUCT: is sufficiently serious and widespread as measured by Deere’s historical practice, and with respect to Deere customer expectations, to threaten Deere’s marketing of the end product or Deere’s reputation; or poses a previously unforeseen safety hazard; or causes any governmental agency, including without limitation the Consumer Products Safety Commission, to require a change in Deere’s end product, such that a recall, field program (such as a “fix-as-fail” program, i.e. replacing/repairing an identified failed product as the failure occurs on an case by case basis), or Product Improvement Program (PIP) (i.e. replacing/repairing all identified suspect product in order to remove all potential failures) is a reasonable corrective action beyond Stanadyne’s

[**]	Information redacted pursuant to request for confidential treatment.

Standard Warranty (a “Covered Corrective Action”), Deere shall be entitled to recover from Stanadyne all costs and expenses incurred by Deere in taking such Covered Corrective Action, subject to the limitation and conditions set forth in Section E below. For purposes of this Section C, PRODUCT contains “NONCONFORMITY” if the PRODUCT breaches the product warranty given by Stanadyne for such PRODUCT within the applicable product warranty period. If the corrective action is necessary, in part because of NONCONFORMITY in the PRODUCT, and in part because of an act or omission by Deere or Deere’s other suppliers (such as a defect in Deere’s design), said costs and expenses shall be allocated between Stanadyne and Deere pro rata according to their respective percentage of fault. In any event Deere shall not use this provision as a substitute for, or to circumvent, Stanadyne Standard Warranty (Attachment K).

4. The following provision is added as Article XI Quality and Warranty, Section E:

Deere and Stanadyne agree to the following limitation of liability as it relates to Covered Corrective Actions:

(A) Stanadyne’s Covered Corrective Action liability shall be limited to the aggregate cost of the required material components purchased from Stanadyne (“REQUIRED MATERIALS”) to execute the corrective action plus all of the “other” reasonable costs and expenses incurred by Deere as a result of taking Covered Corrective Action (“Other Costs”) except when limited by the provisions described below. REQUIRED MATERIALS shall be limited to the aggregate purchase cost of the components supplied by Stanadyne for the Covered Corrective Action. For example, it would be limited to the cost of a replaced sub component (i.e. IFS outer spring) or entire assembly such as an injection pump. Both parties agree to notify the other party in the event that a NONCONFORMITY is identified and discuss the corrective action required to effectively manage the impact of the NONCONFORMITY. Implementation of the Covered Corrective Action shall be at Deere’s discretion. Stanadyne shall be liable for [**] of the Other Costs when the TOTAL COST of the Covered Corrective Action (equal to REQUIRED MATERIALS plus Other Costs) exceeds the Deductible Amount (equal to [**] of the total aggregate purchase price of all PRODUCTs invoiced and supplied by Stanadyne to Deere in the Deere fiscal year immediately preceding the applicable Incident Year) in the year of the incident/s. If Stanadyne’s contribution towards the TOTAL COST of the corrective action exceeds the [**] ([**] of the aggregate purchase price of all PRODUCTs invoiced and supplied by Stanadyne to Deere in the Deere fiscal year immediately preceding the applicable Incident Year), Stanadyne’s liability shall be limited to the [**], except that if the aggregate REQUIRED MATERIALS alone exceed the exceed the [**], Stanadyne shall reimburse Deere for the total Required Material but not for any Other Costs. The [**] Deductible and [**] shall apply as single, combined limitations of liability for all REQUIRED MATERIALS and Other Costs for all Covered Corrective Actions assigned to the same Incident Year. The “Incident Year” with respect to each Covered Corrective Action shall be the Deere fiscal year in which the first non-conforming component is shipped from Stanadyne to Deere. For example, if the Incident Year for a Covered Corrective Action is Deere fiscal year 2007, Stanadyne’s contribution to the REQUIRED MATERIALS and Other Costs as measured against the [**] Deductible and [**] would be assigned to Deere fiscal year 2007 only. Stanadyne liability for costs associated with Covered Corrective Actions having an Incident Year of Deere fiscal year 2008 would accumulate from [**] towards the [**] Deductible and [**] for Deere fiscal year 2008. The REQUIRED MATERIALS and Other Costs associated with non-conforming component/s shipped in 2 or more Deere fiscal years will be assigned to the fiscal year in which the first non-conforming component/s were shipped from Stanadyne.

Other Costs include, but are not limited to: labor to remove, repair, and replace the non-conforming component from the machine; consequential damage to the machine/engine; travel; loaner machine; other materials required to execute the Covered Corrective Action (i.e. Gaskets, kit packaging, instructions, etc.); freight; tools; and environmental fees.

Notwithstanding the above, and notwithstanding Deere’s right in its discretion to conduct a Covered Corrective Action, Stanadyne reserves the right to challenge through the arbitration procedures set forth in this Agreement the determination that a particular corrective action is a “Covered Corrective Action” within the meaning of Section C above, the suitability and appropriateness of the Deere decision to implement the Covered Corrective Action, the reasonableness of the scope of the Covered Corrective Action and the resulting costs which Deere seeks to recover from Stanadyne.

[**]	Information redacted pursuant to request for confidential treatment.

(B) The period required for Deere to complete a Covered Corrective Action shall be negotiated, in good faith, on a case-by-case basis.

(C) All PRODUCT containing the NONCONFORMITY, including PRODUCT that may be beyond its warranty period, shall be included in the Covered Corrective Action POPULATION for a given Covered Corrective Action. The Covered Corrective Action POPULATION is defined as the population of PRODUCT containing or affected by the same NONCONFORMITY.

5. Except as contained herein, all other terms and conditions of the Deere & Company/Stanadyne Corporation Long Term Agreement executed on 1 November 2001 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

STANADYNE CORPORATION		DEERE AND COMPANY

By (signature):	/s/ William W. Kelly	By (signature):	/s/ Thomas J. Dudan

Name (printed):	William W. Kelly	Name (printed):	Thomas J. Budan

Title: SVP/CTO		Title: Director, JDPS Supply Management

Date: November 8, 2006		Date: 10 Nov 2006

Exhibit A – [**]

[**]	Information redacted pursuant to request for confidential treatment.

SECOND AMENDMENT TO DEERE & COMPANY/STANADYNE CORPORATION

LONG TERM AGREEMENT

This Second Amendment (this “Second Amendment”) is made and entered into as of May 15, 2007 by and between Deere and Company (“Deere”), a Delaware corporation with its principal place of business at One John Deere Place, Moline, Illinois 61265, and Stanadyne Corporation (“Stanadyne”), a Delaware corporation with its principal place of business at 92 Deerfield Road, Windsor, Connecticut, 06095, and amends that certain Long Term Agreement dated November 1, 2001 between Deere and Stanadyne, as amended by that certain First Amendment made and entered into as of October 26, 2006 by and between Deere and Stanadyne (the “First Amendment”). The existing Long Term Agreement, as amended by the First Amendment is referred to herein as the “Existing LTA”. The Existing LTA, as amended by this Second Amendment, is referred to as the “LTA.”

RECITALS

WHEREAS, Deere and Stanadyne desire to continue to do business together, and therefore desire to extend the Existing LTA for an additional 5 year term, subject to the amendments set forth in this Second Amendment;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Recitals; Scope. The foregoing recitals are acknowledged and agreed to be true and correct, and are incorporated herein as substantive provisions hereof. Capitalized terms used in this Second Amendment and not defined herein shall have the meanings set forth in the Existing LTA. As provided in Article I, paragraph C of the Existing LTA, the LTA covers the purchase of the Parts for use by Deere’s Power System’s division, including all of the business units and affiliates of Deere listed below in Section 2 of this Second Amendment. As used in the LTA, “Parts” shall mean all current released Parts and their successor variants as may be specified by Deere from time to time. A “Parts Family” shall mean a group of individual Parts within the following product categories: Rotary Distributor Fuel Pumps; Pencil Injectors, Fuel Filtration Products, IFS Products; and 17mm diameter Fuel Injectors—the specific Parts of which are referenced in the text or attachments to this Agreement. Deere shall add to the LTA as additional Parts thereunder [**] new rotary distributor pumps and injectors and filtration products Deere requires during the Renewal Term of the LTA. Deere acknowledges and agrees that subject to the terms and conditions of the LTA, Deere will purchase its requirements for the Parts [**] from Stanadyne during the Renewal Term.

2. Attachments; Parts; Deere Units and Affiliates. Attachments A, B, C, D, E, F and G to the Existing LTA (which set forth the Parts to be supplied and prices for the same) are deleted, and Attachments A through V to this Second Amendment are hereby added to the Existing LTA. Attachments H, J and K to the Existing LTA are hereby re-lettered as Attachments L, M and N, and all references in the Existing LTA to those Attachments shall be deemed changed to the corresponding new lettered Attachment. The list of Deere’s business unit(s) and affiliated corporations set forth in Article II of the Existing LTA, and the references to the Attachments that list Parts to be purchased by and supplied to them under the LTA are revised as follows:

[**]	Information redacted pursuant to request for confidential treatment.

Business Unit/Affiliate	Attachment(s)
John Deere Engine Works	A, C, E, H, J and U
John Deere Construction & Forestry Equipment Company; Business Unit: John Deere Dubuque Works	A, C, E, J, G, H and U
Usine de Saran	B, D, F, K and U
Motores John Deere S.A. de C.V.	A, C, E, G, H J and,U
Industrias John Deere Argentina, S.A.	A, C, E ,J and U
John Deere Coffeyville Works	A, C, E , J and U
REGEN Technologies (Service Only)	C, E and J
John Deere Equipment PVT LTD	S, T, and U

3. Term. Article III Term of the Existing LTA is deleted and the following is substituted in lieu thereof:

“The initial term of this Agreement shall be for the period beginning November 1, 2001 through and including October 31, 2006, and the first renewal term of this Agreement shall be for the period beginning November 1, 2006 through and including October 31, 2011 (the “Renewal Term”), which Renewal Term is hereby approved without need of further act by either Party. This Agreement shall supersede all previous agreements. This Agreement will not automatically be renewed, but may be renewed by mutual written agreement by the Parties.”

4. Cost/Price Management. The prices set forth in this Second Amendment and the Attachments to this Second Amendment, [**], satisfy the Parties’ concerns with respect to current price and cost issues related to the supply of the Parts under the LTA, and Sections A, B and C of Article VIII (Cost/Price Management) of the Existing LTA are hereby deleted.

5. Competitive Clause. Article VI entitled Competitive Clause of the Existing LTA is hereby deleted and replaced by the following. The parties recognize that continuing to be competitive in price, performance, delivery, reliability, quality and technology is a key element of this multi-year Agreement. [**] DEERE agrees that prior to exercising its option, it will consider, in good faith, any proposal by STANADYNE CORPORATION to correct the deficiency.

6. Achieving Excellence. Stanadyne is committed to making steady and significant improvement of its rating in the John Deere Achieving Excellence (AE) program. It is recognized that the Deere Product Quality System to which John Deere divisions are audited includes a metric which requires that high performing AE suppliers receive preference in future sourcing decisions. To ensure the long term viability of its relationship with Deere, Stanadyne commits to the improvement plan summarized in Attachment V.

7. Certain Warranty Procedures. In addition to the provisions of Article XI of the Existing Agreement, as amended by the First Amendment, the Parties shall comply with the [**] set forth in Attachment O to this Second Amendment.

The availability and quality of bio-diesel fuels is steadily progressing, especially in Europe and North America. Industry standards organizations are in the process of creating detailed fuel specifications that will ensure no reduction in the function or useful life of fuel injection equipment. As these European and US standards are created, Stanadyne will extend to Deere its most favored treatment of Stanadyne warranty policy with regard to use of bio-fuels with Stanadyne products purchased in the Renewal Term and any future renewal terms. Stanadyne will work with Deere to ensure that Deere is not disadvantaged to their competition by virtue of a Stanadyne bio-fuel warranty policy. As bio-fuel standards become more mature, Stanadyne and Deere will in good faith negotiate appropriate modifications or additions to Stanadyne’s Standard Warranty for fuel injection equipment when using Bio-fuels.

[**]	Information redacted pursuant to request for confidential treatment.

8. [**] Cost Changes. [**]

9. [**] Manufacture and Supply.

[**]

10. Fixed Prices. The OE and OES prices set forth in the Attachments to this Second Amendment are fixed during the Renewal Term, except as follows:

a)	Deere’s requested engineering or other changes to the Parts are conditional on Deere’s acceptance of price adjustments to reflect cost increases that result from the requested changes;

b)	[**]

c)	Prices for the IFS Part set forth in the Attachments to this Agreement initially provide for an [**] price of [**] per unit and [**] per unit beginning November 1, 2006. The [**]

d)	[**]

e)	Filtration Product prices are set through [**]

f)	Shared CROP savings and other mutually agreed upon price adjustments.

Part price administration will be implemented per the Attachment (R). Notwithstanding any provision of the Existing LTA to the contrary, the Parties acknowledge that OE and OES prices are [**] defined as reflected in the Attachments to this Second Amendment.

11. Effectiveness; Ratification. The amendments, terms, conditions and agreements set forth in this Second Amendment (including, without limitation, the changes in prices set forth on the Attachments hereto) shall be deemed effective as of and retroactive to November 1, 2006 and shall apply to all supply of Parts since November 1, 2006. Except as modified by this Second Amendment, the Existing LTA (including, without limitation, the amendments, terms and conditions of the First Amendment) is hereby ratified and confirmed and shall remain in full force and effect. By way of clarification, the parties confirm that the amendments and agreements set forth in the First Amendment shall be deemed effective as of November 1, 2006 and to continue during the Renewal Term.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

STANADYNE CORPORATION		DEERE AND COMPANY

By (signature):	/s/ M. David Jones	By (signature):	/s/ William F. Norton
Name (printed):	M. David Jones	Name (printed):	William F. Norton
Title: President and CEO		Title: VP, Worldwide Supply Mgt.

Date: 5/31/2007		Date: 12 June 2007

JOHN DEERE POWER SYSTEMS

By (signature):	/s/ Thomas J. Budan
Name (printed):	Thomas J. Budan
Title:	Director, Supply Management

Date: 01 June 2007

[**]	Information redacted pursuant to request for confidential treatment.

INDEX OF ATTACHMENTS

LTA ATTACHMENTS	EXISTING LTA ATTACHMENTS	LTA ATTACHMENT TITLE
	A	FUEL FILTER PRICE LIST
A	B	[**] PUMP PRICE LIST - [**]
B	C	[**] PUMP PRICE LIST - [**]
C	D	[**] MECHANICAL PUMP PRICE LIST - [**]
D	E	[**] MECHANICAL PUMP PRICE LIST - [**]
E		[**] DE10 PUMP PRICE LIST - [**]
F		[**] DE10 PUMP PRICE LIST - [**]
G		[**] IFS PRICE LIST - [**]
H		[**] IFS PRICE LIST - [**]
J	F	[**] INJECTOR PRICE LIST - [**]
K	G	[**] INJECTOR PRICE LIST - [**]
L	H	EXCHANGE RATE PROCEDURE
M	J	PARTS LETTER
N	K	STANADYNE LIMITED WARRANTY / WARRANTY CLAIM ADMINISTRATION
O		[**]
P		[**]
Q		[**] PRICE CHANGE SCHEDULE
R		PRICE ADMINISTRATION PROCEDURE
S		[**] PUMP PRICE LIST - [**]
T		[**] INJECTOR PRICE LIST - [**]
U		A.E. IMPROVEMENT ACTION PLAN
V		[**] FUEL FILTER PRICE LIST - [**]
W		[**] FUEL FILTER PRICE LIST - [**]
X		[**] FUEL FILTER PRICE LIST - [**]
Y		[**] FUEL FILTER PRICE LIST - [**]
Z		[**] FUEL FILTER PRICE LIST - [**]

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	DB4	[**]	[**]
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DE
			USD	EA	DE
			USD	EA	DE
			USD	EA	DE
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - A

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	8 pages of information redacted pursuant to request for confidential treatment.

Attachment - B

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	DB4	[**]	[**]
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - B

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - B

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - B

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - B

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - B

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - B

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DE
			USD	EA	DE
			USD	EA	DE
			USD	EA	DE
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	DB/DM	[**]	[**]
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB4
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB/DM
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB/DM
			USD	EA	DB4
			USD	EA	DB/DM
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - C

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	13 pages of information redacted pursuant to request for confidential treatment.

Attachment - D

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	DB2	[**]	[**]
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - D

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - D

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - D

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2
			USD	EA	DB4
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - D

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2T
			USD	EA	DB2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - D

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - D

Deere [**] Mechanical Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	7 pages of information redacted pursuant to request for confidential treatment.

Attachment - E

Deere [**] Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	DE	[**]	[**]
			USD	EA	DE
			USD	EA	DE
			USD	EA	DE

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - F

Deere [**] Pump [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	DE	[**]	[**]
			USD	EA	DE
			USD	EA	DE
			USD	EA	DE

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - G

Deere [**] Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price

[**]	[**]	[**]	USD	EA	IFS	[**]	[**]
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - H

Deere [**] Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price

[**]	[**]	[**]	USD	EA	IFS	[**]	[**]
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS
			USD	EA	IFS

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - J

Deere [**] Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	PN	[**]	[**]
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	RSN
			USD	EA	RSN
			USD	EA	PN
			USD	EA	PN

Deere [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	PN	[**]	[**]
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	RSN
			USD	EA	RSN
			USD	EA	PN
			USD	EA	PN

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - K

Deere [**] Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	PN	[**]	[**]
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	RSN
			USD	EA	RSN
			USD	EA	PN
			USD	EA	PN

Deere [**] Pricing

Deere P/N	P/N	Description	Currency	UOM	Prod Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	PN	[**]	[**]
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	RSN
			USD	EA	RSN
			USD	EA	PN
			USD	EA	PN

[**]	Information redacted pursuant to request for confidential treatment.

Attachment L

Exchange Rate Proposal

The purpose of this proposal is to protect both parties to the Long Term Supply Agreement from the fluctuations in the exchange rate of the Euro to the U.S. Dollar. The intent is to have a single price to Deere for each item that Stanadyne supplies.

Definitions:

1.	MA -	The Monthly Exchange Rate as published on the first business day of each month in the U.S. edition of The Wall Street Journal in the “Key Currency Cross Rates”.

2.	SMA -	The Six Month Average of six consecutive monthly exchanges rounded to four decimal places The February SMA will include MA’s from September, October, November, December, January, and February. The August SMA will include MA’s from March through August.

3.	BR -	Base Rate is the determined value of the U.S. Dollar in Euro. The Base Rate for this Agreement is set at [**] Euro/$1.00.

4.	AR -	The Adjusted Rate of Exchange used to modify the invoiced price.

Administration:

The SMA will be reviewed semiannually in the first week of February and the first week of August to allow time for administration. Any adjustment in the invoiced price due to a change in the Exchange Rate will begin with shipments made during the month following the reviews (i.e., 01March and 01September. The first review will take place in February 2002.) The base rate will be reviewed annually and adjusted if both parties mutually agree to the proposed adjustment. Stanadyne will administer this calculation and present to Deere for review and approval.

Procedure:

To determine if a currency adjustment is to be made as a result of the Exchange Rate fluctuation, a comparison of the SMA versus the BR will be made. If the SMA deviates from the BR in excess of [**] (less than [**] Euro/$ or more than [**] Euro/$), then an adjustment will be made. When a change is triggered, the change will show a [**] sharing of the adjustment.

The formula for the adjusted Exchange Rate is: [**]

Every adjustment will begin with a Base Rate of [**] Euro to the U.S. Dollar. The adjustment is not calculated on a cumulative basis from period to period.

Example 1:

Assume SMA = [**] Euro	BR = [**] Euro	Window of [**]

Since [**] < [**] < [**]		No adjustment would be made

Example 2:

Assume SMA = [**] Euro	BR = [**] Euro	Window of [**]

Since SMA > [**]		An adjustment is made

Adjusted Exchange Rate =	[**] =	[**] Euro/$

Price would change as follows:
Current Price =	[**] x [**] Euro/$ =	[**] Euro
New Price =	[**] Euro/[**] Euro/$ =	[**] USD
Savings =		[**]

[**]	Information redacted pursuant to request for confidential treatment.

Attachment “M”

JOHN DEERE POWER SYSTEMS P.O BOX 8000 WATERLOO, IOWA 50704-8000 Supply Management Services

25 October 2001

Stanadyne Corporation

92 Deerfield Rd.

Windsor, CT 06095-4209

To Whom It May Concern:

[**]

Sincerely,

Craig Jensen

Global Commodity Manager

[**]	Information redacted pursuant to request for confidential treatment.

Attachment “N”

PUBLICATIONS SUPERSEDED	SERVICE POLICIES AND PROCEDURES MANUAL	PAGE NO.
5.0
REVISION NO.
5.0
EFFECTIVE DATE
2/01
SUBJECT WARRANTY AND WARRANTY CLAIMS ADMINISTRATION		SECTION NO. 4.0

4.2	Standard (Limited) Warranty

LIMITED WARRANTY

In most cases, Stanadyne has specific warranty coverage for its OEM customers, as noted in the following sections. Stanadyne also designates certain products as non-serviceable (which are sold AS IS and without any warranty), and it publishes specific warranties relating to particular products. All of these specific terms take precedence over this Standard (Limited) Warranty when provided.

Stanadyne warrants to the original end user/purchaser that diesel fuel systems products sold by Stanadyne will be free from defects in material and workmanship according to the schedule and conditions below:

SCHEDULE

Application	Warranty Period	Terms of Warranty

Agricultural	12 Months or 1,500 Hours, whichever occurs first	Repair or Replacement

Automotive	12 Months or 12,000 Miles, (20,000 km), whichever occurs first	Repair or Replacement

Construction, Industrial Power Units, Generator Sets	12 Months or 2,000 Hours, whichever occurs first	Repair or Replacement

Marine	12 Months or 1,000 Hours, whichever occurs first	Repair or Replacement

Repair Parts and Units	12 Months or 12,000 Miles (20,000 km), or 500 Hours, whichever occurs first, or Remainder of Applicable Stanadyne OEM Warranty period, whichever is longer	Repair or Replacement

Remanufactured Pencil Nozzles	12 Months, 12,000 Miles (20,000 km), or 500 Hours, whichever occurs first, or Remainder of Applicable Stanadyne OEM Warranty period, whichever is longer	Repair or Replacement

Rental Machine	Unlimited Months/2,000 Hours, Dealer must note on claim that machine is in Rental Coverage	Repair or Replacement

CONFIDENTIAL: Reproduction or disclosure without Stanadyne’s prior written consent is prohibited. Copyright 1996, 2001 Stanadyne Automotive Corp.

Attachment “N”

PUBLICATIONS SUPERSEDED	SERVICE POLICIES AND PROCEDURES MANUAL	PAGE NO.
6.0
REVISION NO.
5.0
EFFECTIVE DATE
2/01
SUBJECT WARRANTY AND WARRANTY CLAIMS ADMINISTRATION		SECTION NO. 4.0

CONDITIONS

When Warranty Begins

Warranty begins the day the product is purchased or leased by the end user purchaser and it is transferable to subsequent owners.

Stanadyne’s Obligation

Stanadyne’s sole obligation and the purchaser’s sole remedy under this warranty is limited to the free-of-charge repair or replacement, at Stanadyne’s option, of any product Stanadyne examines and determines to be defective in material or workmanship. A repaired or replacement product will be made available to the customer at the location where it has been repaired or replaced, provided that the customer has, at its expense, removed the defective product from the equipment or vehicle and delivered the defective product to an Authorized Stanadyne Service Dealer.

Stanadyne’ Policy on Repair or Replacement

Repairs will be made using only new or remanufactured parts provided by Stanadyne. Replacement will be made only if the product is not serviceable or if it is damaged beyond economical repair. In such cases, a Stanadyne remanufactured product, if available, will be used as the replacement, unless Stanadyne specifically authorizes the use of a new product. Remanufactured products will meet the original equipment manufacturer’s specification.

Note: Replacement parts or units used to repair a defective service part or unit covered by the service parts warranty carry no additional warranty beyond the warranty coverage of the original purchased service part or unit.

Purchaser’ Obligation

The purchaser’s obligation is to operate the product under normal conditions in an approved application, which includes proper installation, speed, fuel, lubrication, use, and service. Failure to do so voids this warranty. In order to obtain a remedy under this warranty, the purchaser must notify Stanadyne of the defect within the warranty period. This may be done by:

1)	delivering the product to an Authorized Stanadyne Service Dealer for the purpose of remedying the defect or

2)	sending written notice to Stanadyne specifying the defect and stating that the purchaser intends to seek warranty coverage promptly.

CONFIDENTIAL: Reproduction or disclosure without Stanadyne’s prior written consent is prohibited. Copyright 1996, 2001 Stanadyne Automotive Corp.

Attachment “N”

PUBLICATIONS SUPERSEDED	SERVICE POLICIES AND PROCEDURES MANUAL	PAGE NO.
7.0
REVISION NO.
5.0
EFFECTIVE DATE
2/01
SUBJECT WARRANTY AND WARRANTY CLAIMS ADMINISTRATION		SECTION NO. 4.0

How to Obtain Warranty Service

Original Equipment – The purchaser will deliver the engine or vehicle or product to the OEM dealer who will in turn deliver the product at no charge, along with a completed OEM request for warranty repair form, bill of sale* or other proof of warrantability (Ref. Section 4.9.6 for specific requirements) to an authorized Stanadyne service agency.

*Note: When no OEM Request for Warranty Form exists and no bill of sale or other proof of warrantability is available, warranty consideration can be provided based on the product date code (Reference Sections 3.4, 4.8.3, and Service Bulletin 439).

Purchased Product – The product will be delivered at purchaser’s expense, with information as to use and defect, and with a dated proof of purchase, to the point of purchase.

What is Not Covered Under this Warranty

•	Costs associated with transporting the product to or from the Stanadyne Dealer.

•	Products purchased from an unauthorized source.

•	Warranty service provided by firms not authorized by Stanadyne. Also, such service voids this warranty, and costs associated with such service are not recoverable from Stanadyne.

•

Products modified or altered in ways not approved by Stanadyne including but not limited to injection pumps with fuel delivery set above Stanadyne specification. Such modifications terminate all Stanadyne warranty obligations.

•	Adjustments of high idle, low idle or torque screws (Ref. S.L. 298).

•	Costs to diagnose defects and to remove and reinstall products.

•	Costs of travel to and from an operating site.

•	Costs resulting from negligence, abuse, accident, misuse, misapplication, tampering, or improper installation or removal.

•	Failures caused by use of improper or contaminated fuel (dirt, water, etc.), improper storage, and normal wear and tear.

•	The testing of new pumps in dealer stocks prior to being put into service.

•	Stanadyne filter elements plugged as a result of normal use and not defective in workmanship or material.

•	Plugging of Stanadyne hole type nozzles when no manufacturing defect exists.

•	The following injector services:

1)	Testing when no manufacturing defect exists

2)	Cleaning of accumulated carbon from nozzle tips and orifices.

CONFIDENTIAL: Reproduction or disclosure without Stanadyne’s prior written consent is prohibited. Copyright 1996, 2001 Stanadyne Automotive Corp.

Attachment “N”

PUBLICATIONS SUPERSEDED	SERVICE POLICIES AND PROCEDURES MANUAL	PAGE NO.
8.0
REVISION NO.
5.0
EFFECTIVE DATE
2/01
SUBJECT WARRANTY AND WARRANTY CLAIMS ADMINISTRATION		SECTION NO. 4.0

3)	Adjustment of injector opening pressure or valve lift, unless failure of the lock screws is due to a defect in workmanship or material (since locknuts are easily tampered with without detection).

Warranty Limitations and Limitations of Liability:

THIS WARRANTY IS IN LIEU OF AND EXCLUDES ALL OTHER WARRANTIES NOT EXPRESSLY SET FORTH HEREIN, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. ANY IMPLIED WARRANTY THAT CANNOT BE DISCLAIMED UNDER APPLICABLE LAWS IS LIMITED TO THE DURATION OF THIS LIMITED WARRANTY. IN NO EVENT SHALL STANADYNE BE LIABLE FOR ANY LOSS OF USE OF THE VEHICLE OR EQUIPMENT, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

This warranty supersedes any condition that may be part of a customer’s purchase order.

Some states, provinces and nations do not allow limitations on how long an implied warranty lasts, or the exclusion or limitation of incidental or consequential damages, so the above limitations and exclusions may not apply to you. This Warranty gives you specific legal rights, and you may also have other rights which vary from state to state, province to province, and nation to nation.

No variation of the foregoing is authorized, except in writing by an officer of Stanadyne.

NOTE: A Limited Warranty issued by Stanadyne, either to a specific original equipment manufacturer or to the after market, will take precedence over this Standard (Limited) Warranty.

Stanadyne Automotive Corp. 92 Deerfield Road Windsor, CT 06095	TEL: 860/525-0821 FAX: 860/683-4582 - Parts FAX: 860/683-4581 - Service

Stanadyne Automotive Corp. 26-30 Avenue des Freres, Lumiere 78190 ZA Trappes, France	TEL: 33.1.34.82.24.24 FAX: 33 1 34822420

CONFIDENTIAL: Reproduction or disclosure without Stanadyne’s prior written consent is prohibited. Copyright 1996, 2001 Stanadyne Automotive Corp.

Attachment “N”

PUBLICATIONS SUPERSEDED	SERVICE POLICIES AND PROCEDURES MANUAL	PAGE NO.
20.0
REVISION NO.
5.0
EFFECTIVE DATE
2/01
SUBJECT WARRANTY AND WARRANTY CLAIMS ADMINISTRATION		SECTION NO. 4.0

4.3.11	JOHN DEERE

LIMITED WARRANTY

The Diesel Systems Division of Stanadyne Automotive Corp., warrants to the original end user/purchaser that diesel fuel injection products sold by it to John Deere to be free from defects in material and workmanship according to the SCHEDULE and CONDITIONS stated below.

SCHEDULE

Application	Warranty Period	Terms of Warranty
Agricultural	12 Months, Unlimited Hours	Repair or Replacement

Construction, Industrial Power Units, Generator Sets	12 Months or 2,000 Hours, whichever occurs first	Repair or Replacement

Marine	12 Months or 1,000 Hours, whichever occurs first	Repair or Replacement

Repair Parts and Units	12 Months/12,000 Miles, (20,000 km), 500 Hours, whichever occurs first, or Remainder of Applicable Stanadyne OEM Warranty period, whichever is longer	Repair or Replacement

Rental Machine	Unlimited Months/2,000 Hours, dealer must note on claim that machine is in rental Coverage.	Repair or Replacement

CONDITIONS

How to Obtain Warranty Service

Original Equipment – J ohn Deere dealer will deliver the product at no charge, with completed Diesel Fuel Injection Equipment Warranty Request and Repair Tag Form No. DF-2148 or a copy of the bill of sale* to an authorized Stanadyne service agency. Some J ohn Deere dealers are authorized to perform warranty repairs and may elect to do so.

*Note: When no OEM Request for Warranty Form exists and no bill of sale or other proof of warrantability is available, warranty consideration can be provided based on the product date code (Reference Sections 3.4, 4.8.3, and Service Bulletin 439).

CONFIDENTIAL: Reproduction or disclosure without Stanadyne’s prior written consent is prohibited. Copyright 1996, 2001 Stanadyne Automotive Corp.

Attachment O

John Deere / Stanadyne

[**]

[**] will sort collected Stanadyne products returned and separate those products that qualify for warranty consideration. To qualify, products must be within the Stanadyne warranty period. Documentation required to qualify for the warranty review must contain the following information:

1.)	Date engine entered service*

2.)	Hours of operation at time of warranty claim

3.)	Copy of John Deere warranty claim or John Deere warranty claim number

*	If not available, product date code can be used.

Representatives from Stanadyne Product support and Quality Assurance along with John Deere personnel would participate in the warranty review. The review should take place approximately once per month, or as otherwise agreed by the Parties.

The products that qualify for the review would then undergo a preliminary inspection to determine if they qualify for Stanadyne warranty consideration. If evidence of tampering, improper or contaminated fuel etc. are found, these products would be removed from the review process as not being eligible for Stanadyne warranty consideration.

All products remaining would then be tested in a properly equipped facility to identify product fault(s) corresponding to the complaint or symptom. (Alternatively, the Parties might agree to conduct a sampling of eligible pumps to test and apply the results proportionately to the eligible population.)

If [**] does not have the appropriate testing facilities, the products could be tested by one of Stanadyne’s Authorized Distributors or Dealers. For products that can be tested at [**] a pre screening will be conducted prior to the product review to eliminate No Trouble Found and / or non – warrantable product. For products that cannot be tested at [**] and have to be tested / reviewed at one of Stanadyne’s agencies, a charge of [**] for No Trouble Found will be charged back to [**] Products that pass the Test as Received criteria would be deemed as “No Trouble Found” and therefore not qualify for Stanadyne warranty.

Products that fail the test as received checks or are otherwise found to have failed due to a defect in materials or workmanship on the part of Stanadyne (corresponding to the complaint or symptom) will be deemed “fault found” and will qualify for warranty recovery. John Deere will be reimbursed for fault found products according to the following schedule:

Injection Pumps w/ Minor failure modes	[**]
Injection Pumps w/ Major* failure modes	[**] **
Fuel injectors	[**] **

* [**]

**[**]

The results of each periodic review will be published to the participants indicating the breakdown of:

1. Non Warrantable products

2. No Trouble found products

3. Fault found products and reimbursement from Stanadyne to John Deere

Attachment – P

[**]
[**]
[**]
[**]

[**]	Information redacted pursuant to request for confidential treatment.

Attachment Q: [**] Price Change Schedule

Deere Fiscal Years beginning
	11/1/2006	11/1/2007	11/1/2008	11/1/2009	11/1/2010
[**]
[**]	[**]	[**]	[**]	[**]	[**]

[**] price adjustments

Product	11/1/06	11/1/07	11/1/08	11/1/09	11/1/10
[**]	[**]	[**]	[**]	[**]	[**]

Stipulations:

[**]

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - R

Price Administration Procedure

Price adjustments will occur upon one or more of the following events:

[**]

Price adjustments shall be implemented sequentially at the time of effectivity

[**] pricing for the first year of this agreement (November 1, 2006 - November 1, 2007) are referenced in attachments A,B,C,D,E,F,G,H,J,K,S,T of the second amendment.

[**] for subsequent years of this agreement is contained in attachment Q,

[**] pricing schedule, for fiscal years 2008, 2009, 2010, 2011.

Price Changes for fiscal years 2008, 2009, 2010, 2011 will occur and become effective the first day of Deere’s fiscal year ( Nov 1, xxxx).Price lists will be provided during the first week of October, preceeding the price change to allow sufficient time for administration.

[**]

Illustrative example [**]

[**]
11/1/06 Price	[**]	[**]
03/1/07 Price	[**]	[**]
09/1/07 Price	[**]	[**]
10/1/07 Price	[**]	[**]
11/1/07 Price	[**]	[**]
03/1/08 Price	[**]	[**]
05/1/08 Price	[**]	[**]
09/1/08 Price	[**]	[**]
11/1/08 Price	[**]	[**]
03/1/09 Price	[**]	[**]
09/1/09 Price	[**]	[**]
11/1/09 Price	[**]	[**]
03/1/10 Price	[**]	[**]
08/1/10 Price	[**]	[**]
09/1/10 Price	[**]	[**]
11/1/10 Price	[**]	[**]

Confidential treatment requested for information noted in red.

Attachment - S

Deere [**] Pump Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	DB4T	[**]	[**]
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2
			USD	EA	DB4T2

[**]	Information redacted pursuant to request for confidential treatment.

Attachment - T

Deere [**] Injector Pricing

Deere Item Number	P/N	Description	Currency	UOM	Product Type	10/31/06 [**] Price	Deere FY1 11/1/06 [**] Price
[**]	[**]	[**]	USD	EA	PN	[**]	[**]
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN
			USD	EA	PN

[**]	Information redacted pursuant to request for confidential treatment.

Attachment U

A.E. Improvement Action Plan

Quality

•	It is the goal of Stanadyne Corporation to achieve Key Supplier status (700 PPM) at John Deere by the end of 2007.

•

A quality improvement plan[**] was presented to John Deere Supply Management and Quality personnel on January 26, 2007. The plan outlined a joint effort between Stanadyne Corp. and John Deere to improve product quality. Planned activities include:

•	Improved leak detection.

•	[**]

•	No Fault Found

•	Monthly meeting will be held between JD and SC to discuss defects reported in AE and agree on quantity of actual defects.

Delivery

•	It is the goal of Stanadyne Corporation to achieve Key Supplier status (15,000 PPM) at John Deere by the end of 2007.

•	A delivery improvement plan[**] was presented in Torreon on February 6th, to Deere Supply Management, Quality and factory personnel. The summary of key activities included:

•	Focus on Order to Customer Cycle Time Reduction

•	Define Product Line Value Streams

•	Daily, Weekly, Monthly Material Flow on Time Delivery Process

•	Positioning Strategic Supermarket Inventories

•	Leveraging Lean to Compress Our Lead Times

•	Leveraging Six Sigma to ensure Robust Process Capabilities

•	Weekly Teleconference with MJD- Improved Dialog

Implementation and Tracking

•

Performance to goals will be reviewed with John Deere on a monthly basis. At the conclusion of the year our overall performance will be reviewed and plans will be made to continually improve product quality and delivery.

[**]

[**] Information redacted pursuant to request for confidential treatment.

Attachment V

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price
[**]	[**]	[**]	USD	EA	[**]	[**]
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

Attachment V

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

[**]	2 pages of information redacted pursuant to request for confidential treatment.

Attachment W

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price

[**]	[**]	[**]	USD	EA	[**]	[**]
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	6
			USD	6
			USD	6

[**]	3 pages of information redacted pursuant to request for confidential treatment.

Attachment W

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

[**]	3 pages of information redacted pursuant to request for confidential treatment.

Attachment W

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

[**]	3 pages of information redacted pursuant to request for confidential treatment.

Attachment X

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price
[**]	[**]	[**]	USD	EA	[**]	[**]
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

[**]	2 pages of information redacted pursuant to request for confidential treatment.

Attachment X

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

[**]	2 pages of information redacted pursuant to request for confidential treatment.

Attachment Y

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	P.G.	Deere 11/1/06 Price	Deere 11/1/07 Price
[**]	[**]	[**]	USD	EA	[**]	[**]	[**]
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

[**]	2 pages of information redacted pursuant to request for confidential treatment.

Attachment Y

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	P.G.	Deere 11/1/06 Price	Deere 11/1/07 Price
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA
			USD	EA

[**]	2 pages of information redacted pursuant to request for confidential treatment.

Attachment Z

Deere [**] Filter Pricing

Deere Item Number	P/N	Description	Currency	UOM	Deere 11/1/06 Price	Deere 11/1/07 Price
[**]	[**]	[**]	USD	EA	[**]	[**]
			USD	EA
			USD	EA

[**]	Information redacted pursuant to request for confidential treatment.